UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2026

GT Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other Jurisdiction of Incorporation)

1-40023	94-1620407
(Commission File Number)	(IRS Employer Identification No.)

N/A1

(Address of Principal Executive Offices and zip code)

(415) 919-4040

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	GTBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1 Effective as of July 1, 2024, the Company became a fully remote company. We do not maintain a principal executive office. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to the Company’s principal executive offices may be directed to 505 Montgomery Street, 10th Floor, San Francisco, California 94111, or by email to auditcommittee@gtbiopharma.com.

Item 3.03. Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificates of Elimination - Preferred Stock

On September 2, 2026, GT Biopharma, Inc. (the “Company”) filed Certificates of Elimination (collectively, the “Certificates of Elimination”) to the Restated Certificate of Incorporation of the Company (the “Charter”) with the Secretary of State of the State of Delaware. The Certificates of Elimination eliminate from the Charter all matters set forth in the applicable Certificates of Designations with respect to the following series of preferred stock: (i) the Series A Preferred Stock; (ii) the Series B Preferred Stock; (iii) the Series C Preferred Stock; (iv) the Series D Preferred Stock; (v) the Series E Preferred Stock; (vi) the Series F Preferred Stock; (vii) the Series G Preferred Stock; (viii) the Series H Preferred Stock; (ix) the Series I Preferred Stock; (x) the Series J-1 Preferred Stock; and (xi) the Series K Preferred Stock (collectively, the “Eliminated Preferred Stock”).

All outstanding shares of the Series C Preferred Stock were converted in accordance with their terms on September 2, 2026. No shares of any series of Eliminated Preferred Stock were outstanding immediately before the filing of the Certificates of Elimination.

The forgoing description of the Certificates of Elimination does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Certificates of Elimination, which is attached as Exhibits 3.1 through 3.11 to this Current Report on Form 8-K, and is incorporated herein by reference.

Certificate of Amendment - Reverse Stock Split and Reduction in Authorized Shares

In addition to filing the Certificates of Elimination, on September 2, 2026, the Company also filed a Certificate of Amendment (the “Certificate of Amendment”) to the Charter with the Secretary of State of the State of Delaware to effect a (i) reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a ratio of 1-for-25 (the “Reverse Stock Split”) and (ii) simultaneous reduction of the authorized shares of Common Stock to 25,000,000 and preferred stock to 1,500,000 (the “Reduction in Authorized Shares” and, together with the Reverse Stock Split, the “Charter Actions”).

The Certificate of Amendment provides that the Reverse Stock Split will become effective as of 12:01 a.m. Eastern Time on September 8, 2026 (the “Effective Time”), at which time every twenty-five (25) shares of issued and outstanding Common Stock will be automatically combined into one (1) issued and outstanding share of Common Stock, without any change in the par value per share. The Certificate of Amendment provides that no fractional shares will be issued in connection with the Reverse Stock Split. In lieu thereof, the aggregate of all fractional shares otherwise issuable to the holders of record of old Common Stock will be issued to the Company’s transfer agent, as exchange agent, for the accounts of all holders of record of old Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all fractional interests will be effected by the exchange agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the applicable new Common Stock. After such sale, the exchange agent will pay to such holders of record their pro rata share of the net proceeds derived from the sale of the fractional interests.

Trading of the Common Stock on the Nasdaq Capital Market on a split-adjusted basis will commence at market open on September 8, 2026. The new CUSIP number for the Common Stock following the Reverse Stock Split is 36254L 407.

As a result of the Reverse Stock Split, the issued and outstanding shares of Common Stock will be decreased from approximately 45,109,497 pre-split shares to approximately 1,804,379 post-split shares, subject to adjustment for fractional shares.

The Reverse Stock Split will apply to the Company’s outstanding convertible securities, warrants, stock options and restricted stock. The number of shares of Common Stock into which these outstanding securities are convertible or exercisable will be adjusted proportionately as a result of the Reverse Stock Split. The conversion prices of any outstanding convertible securities and the exercise prices of any outstanding warrants or stock options will also be proportionately adjusted in accordance with the terms of those securities and the Company’s equity incentive plans.

As previously disclosed, at the Company’s annual meeting of stockholders held on August 14, 2026 (the “Meeting”), the Company’s stockholders approved, among other things, a proposal authorizing the Company to effect the Reverse stock Split at a ratio in the range of 1-for-10 to 1-for-30, with the final ratio to be determined in the discretion of the Company’s board of directors (the “Board”) and a simultaneous reduction in authorized shares, with such actions to be effective at such time and date, if at all, as determined by the Board within one year after the conclusion of the Meeting. Subsequently on August 27, 2026, the Board approved the final reverse stock split ratio of 1-for-25 (the “Reverse Stock Split Ratio”).

Simultaneously with the Reverse Stock Split, as a result of the Reduction in Authorized Shares, the total authorized shares of capital stock was reduced from 265,000,000 shares to 26,500,000 shares, consisting of 25,000,000 shares of Common Stock and 1,500,000 shares of preferred stock.

The forgoing description of the Charter Actions effected in the Certificate of Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Certificate of Amendment, which is attached as Exhibit 3.12 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 8.01. Other Events.

The information in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

The Company has registration statements on Form S-3 (File No. 333-285618), registration statements on Form S-1 (File Nos. 333-292856, 333-291060, 333-287963, 333-280326, 333-255429, 333-252973 and 333-251311) and registration statements on Form S-8 (File No. 333-266316) (collectively, the “Registration Statements”) on file with the Securities and Exchange Commission (the “SEC”). SEC regulations permit the Company to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities and Exchange Act of 1934, as amended, prior to the termination of the offerings covered by registration statements filed on Form S-3, Form S-1 and/or Form S-8. The information incorporated by reference is considered part of the prospectus included within each of those registration statements. Information in this Item 8.01 is intended to be automatically incorporated by reference into each of the active Registration Statements, thereby amending them. Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the amount of undistributed shares of Common Stock deemed covered by the Registration Statements are proportionately reduced as of the effective time of the Reverse Stock Split at the Reverse Stock Split Ratio.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.1	Certificate of Elimination relating to the Series A Preferred Stock, dated September 2, 2026
3.2	Certificate of Elimination relating to the Series B Preferred Stock, dated September 2, 2026
3.3	Certificate of Elimination relating to the Series C Preferred Stock, dated September 2, 2026
3.4	Certificate of Elimination relating to the Series D Preferred Stock, dated September 2, 2026
3.5	Certificate of Elimination relating to the Series E Preferred Stock, dated September 2, 2026
3.6	Certificate of Elimination relating to the Series F Preferred Stock, dated September 2, 2026
3.7	Certificate of Elimination relating to the Series G Preferred Stock, dated September 2, 2026
3.8	Certificate of Elimination relating to the Series H Preferred Stock, dated September 2, 2026
3.9	Certificate of Elimination relating to the Series I Preferred Stock, dated September 2, 2026
3.10	Certificate of Elimination relating to the Series J-1 Preferred Stock, dated September 2, 2026
3.11	Certificate of Elimination relating to the Series K Preferred Stock, dated September 2, 2026
3.12	Certificate of Amendment to the Restated Certificate of Incorporation of GT Biopharma, Inc.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT BIOPHARMA, INC.

Date: September 3, 2026	By:	/s/ Alan Urban
Alan Urban
Chief Financial Officer